UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Earliest Event Reported: July 30, 2004
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000


     Incorporated in the                          Employer Identification
      State of Delaware                                No. 76-0146568

Item 7c.   Exhibits

99 Anadarko Press Release, dated July 30, 2004 - Anadarko Announces Second Quarter 2004 Earnings.



Item 9.    Regulation FD Disclosure

On July 30, 2004, Anadarko provided guidance for the remainder of 2004. This information is contained in the press release included in this report as Exhibit 99.



Item 12.   Results of Operations and Financial Condition

On July 30, 2004, Anadarko Petroleum Corporation announced second quarter 2004 earnings. The press release is included in this report as Exhibit 99.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                 ANADARKO PETROLEUM CORPORATION
                                         (Registrant)


July 30, 2004                    By: /s/ Diane L. Dickey
                                     -------------------------------------------
                                 Diane L. Dickey - Vice President and Controller